UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35499	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 23, 2013, Nationstar Mortgage Holdings Inc. issued a press release announcing the commencement of exchange offers by its wholly-owned subsidiaries Nationstar Mortgage LLC and Nationstar Capital Corporation for all of their outstanding $375,000,000 aggregate principal amount of 9.625% Senior Notes due 2019, $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2020 and $600,000,000 aggregate principal amount of 6.500% Senior Notes due 2021, which are not registered under the Securities Act of 1933, as amended (the “Act”), for $375,000,000 aggregate principal amount of 9.625% Senior Notes due 2019, $400,000,000 aggregate principal amount of 7.875% Senior Notes due 2020 and $600,000,000 aggregate principal amount of 6.500% Senior Notes due 2021, which have been registered under the Act. The exchange offers will commence on May 23, 2013 and expire at 5:00 p.m., New York City time, on June 21, 2013.

The press release announcing the commencement of the exchange offers is filed herewith as exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc. dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: May 23, 2013
	By:	/s/ David Hisey
David Hisey Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Nationstar Mortgage Holdings Inc. dated May 23, 2013